UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2013

Lazard Ltd

(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Clarendon House

2 Church Street

Hamilton, Bermuda HM 11

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (441) 295-1422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2013, Lazard Group LLC (“Lazard Group”), a subsidiary of Lazard Ltd, completed its previously announced offering of an aggregate of $500 million of Lazard Group’s 4.250% Senior Notes due 2020 (the “Notes”) in a registered public offering pursuant to Lazard Group’s shelf registration statement on Form S-3, filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2011, as amended by Amendment No. 1 thereto filed with the Commission on July 20, 2011 (Registration No. 333-174547).

The Notes were issued pursuant to a fifth supplemental indenture, dated November 14, 2013, between Lazard Group and The Bank of New York Mellon, as trustee, to an indenture, dated May 10, 2005, between Lazard Group and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee. The Notes bear interest at the rate of 4.250% per year. Interest on the Notes is payable on May 14 and November 14 of each year, beginning on May 14, 2014. The Notes will mature on November 14, 2020. Lazard Group may, at its option, redeem some or all of the Notes at any time by paying a “make-whole” premium, plus accrued and unpaid interest, if any, to the date of redemption. In addition, holders of the Notes may require Lazard Group to repurchase the Notes upon the occurrence of a change of control triggering event. The Notes are senior unsecured obligations of Lazard Group and rank equally with all of its other existing and future senior unsecured indebtedness. Neither Lazard Ltd nor any of Lazard Group’s subsidiaries will guarantee the notes. The indenture and fifth supplemental indenture contain certain covenants, events of default and other customary provisions.

The foregoing descriptions of the Notes, indenture and fifth supplemental indenture are only a summary and are qualified in their entirety by reference to the full text of the indenture and fifth supplemental indenture. A copy of the fifth supplemental indenture is attached hereto as Exhibit 4.1, a copy of the indenture is attached as Exhibit 4.1 to Lazard Group’s Registration Statement (File No. 333-126751) on Form S-4 filed on July 21, 2005, and each is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On November 14, 2013, Lazard Ltd issued a press release announcing the completion of the offering of the Notes by Lazard Group. Lazard Ltd also announced the delivery of a notice of redemption by Lazard Group to redeem any and all of its 7.125% Senior Notes due 2015 (the “2015 Notes”) to all holders of the 2015 Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 14, 2013, Lazard Ltd issued a separate press release announcing the total consideration payable in respect of Lazard Group’s previously announced tender offer for any and all of its outstanding 2015 Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of November 14, 2013, between Lazard Group LLC and The Bank of New York Mellon, as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to Lazard Group’s 4.250% Senior Notes due 2020

99.1	Press Release, dated November 14, 2013

99.2	Press Release, dated November 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lazard Ltd

By:	/s/ Matthieu Bucaille
Name: Matthieu Bucaille
Title: Chief Financial Officer

Date: November 14, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated as of November 14, 2013, between Lazard Group LLC and The Bank of New York Mellon, as trustee

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to Lazard Group’s 4.250% Senior Notes due 2020

99.1	Press Release, dated November 14, 2013

99.2	Press Release, dated November 14, 2013